Execution Version
NINTH AMENDMENT AND WAIVER TO TERM LOAN AND
SECURITY AGREEMENT
This Ninth Amendment and Waiver to Term Loan and Security Agreement (“Agreement”), dated as of October 14, 2025 (the “Effective Date”), is entered into by and between Direct Digital Holdings, LLC, a Texas limited liability company (“Borrower”), Direct Digital Holdings, Inc., a Delaware corporation (“DDH Holdings”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange” and together with DDH Holdings, Colossus, and HM, “Guarantors” and each individually a “Guarantor” and together with the Borrower, collectively, the “Credit Parties”, and each a “Credit Party”), Lafayette Square Loan Servicing, LLC, as agent for the Lenders (“Agent”), and the Lenders party hereto.
RECITALS:
WHEREAS, the Borrower, the Guarantors, Lenders and Agent entered into that certain Term Loan and Security Agreement dated as of December 3, 2021, as amended by the First Amendment to Term Loan and Security Agreement dated as of February 3, 2022, the Second Amendment to Term Loan and Security Agreement dated as of July 28, 2022, the Third Amendment to Term Loan and Security Agreement dated as of January 9, 2023, the Fourth Amendment to Term Loan and Security Agreement dated as of October 3, 2023, the Fifth Amendment to Term Loan and Security Agreement dated as of October 15, 2024 and effective as of June 30, 2024, the Sixth Amendment and Waiver to Term Loan and Security Agreement, dated as of December 27, 2024, the Seventh Amendment to Term Loan and Security Agreement, dated as of August 8, 2025, and the Eighth Amendment and Waiver to Term Loan and Security Agreement (the “Eighth Amendment”), dated as of September 8, 2025 (the “Existing Loan Agreement”; the Existing Loan Agreement as may be further amended, supplemented, or otherwise modified from time to time, including by this Agreement, the “Loan Agreement”);
WHEREAS, certain Events of Default have occurred and are continuing under (a) Section 10.1 (Nonpayment) of the Existing Loan Agreement due to the failure of the Credit Parties to pay interest on Advances for the months ending July 31, 2025, August 31, 2025, and September 30, 2025, (b) Section 3(b) of the Eighth Amendment due to the failure of the Credit Parties to pay (i) Seventh Amendment Fee (as defined in the Seventh Amendment) in an amount equal to $85,906.00; (ii) Seventh Amendment Closing Fee (as defined in the Seventh Amendment) in an amount equal to $1,000,000.00, (iii) all fees owing to Agent and all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with the preparation, negotiation and execution of the Eighth Amendment and related documents in an amount equal to $15,000.00; and (iv) Interest on Advances for the months ending July 31, 2025 and August 31, 2025 in an aggregate amount equal to $616,794.69, in each case on or before September 30, 2025, (c) Section 10.3(a) (Noncompliance) of the Existing Loan Agreement due to the failure of the Credit Parties to maintain minimum Consolidated EBITDA of not less than $1,000,000 for the Fiscal Quarter ended September 30, 2025 as required under Section 6.5(d) (Minimum Quarterly Consolidated EBITDA) of the Existing Loan Agreement, (d) Section 10.3(a) (Noncompliance) of the Existing Loan Agreement due to the failure of the Credit Parties to maintain minimum Unrestricted Cash on the balance sheet of not less than $1,500,000 at all times, and (e) the breach of the representation and warranty in Section 5.7(b) (Material Adverse Effect; No Default) of the Existing Loan Agreement as a result of the foregoing (such Events of Default, the “Existing Events of Default”);

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WHEREAS, the Credit Parties have requested that Agent and Lenders waive the Existing Events of Default, consummate the Preferred Equity Conversion (as defined below), and amend the Existing Loan Agreement as set forth herein;

WHEREAS, Agent and Lenders are willing to waive the Existing Events of Default, consummate the Preferred Equity Conversion, and amend the Existing Loan Agreement, subject to the terms and conditions set forth below;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, Agent, and the Lender party hereto hereby agree as follows:
1.Same Terms. The capitalized terms used in this Agreement and not defined herein shall have the same meanings as provided therefor in the Loan Agreement, unless the context hereof otherwise requires or provides.
2.Acknowledgement; Preferred Equity Conversion; Securities Law Matters.
(a)The Credit Parties agree that, on the date hereof and immediately prior to the effectiveness of this Agreement, the Credit Parties are indebted to Lenders and Agent under the Existing Loan Agreement in the aggregate principal amount of $13,166,708.25, with respect to the Term Loans (collectively, the “Existing Term Loans”), plus continually accruing interest and all fees, costs, and expenses, including reasonable and documented attorneys’ fees, incurred through the date hereof, required to be paid by the Credit Parties under the Loan Agreement and the Other Documents.
(b)Pursuant to Section 9(a) of that certain Certificate of Designation of Series A Convertible Preferred Stock (the “Original Certificate of Designation”), dated as of August 8, 2025, Lenders, as Requisite Holders of Series A Preferred Stock, agree to the amendment and restatement of Original Certificate of Designation and further agree to increase the authorized shares of Series A Preferred Stock from 25,000 to 35,000. The Credit Parties and the Lenders agree, on the terms and subject to the conditions set forth herein and pursuant to the Certificate of Designation, that on the Effective Date, Term Loans and other Obligations, in each case as set forth on Schedule 1 hereto in a principal amount equal to $10,000,000 held by Lender shall be converted to and exchanged for Series A Preferred Stock (as defined in the Certificate of Designation) (the “Preferred Equity Conversion”) with an aggregate face amount (or Conversion Value, as defined in the Certificate of Designation) of $10,000,000. The Credit Parties agree that, immediately after the effectiveness of this Amendment and the Preferred Equity Conversion, the Credit Parties are indebted to Lenders and Agent under the Loan Agreement in the aggregate principal amount of $9,990,785.74 with respect to the Term Loans, plus continually accruing interest and all fees, costs, and expenses, including reasonable and documented attorneys’ fees, incurred through the date hereof, required to be paid by the Credit Parties under the Loan Agreement and the Other Documents.
(c)In connection with the transactions contemplated by the Preferred Equity Conversion and the Preferred Equity Documents, each Lender hereby represents and warrants to DDH Holdings and the other Credit Parties that:
(i)     Such Lender is an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Securities (as defined below). Each Lender further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) it has not been organized for the purpose of acquiring the Securities and is an “institutional account” as defined by FINRA Rule 4512(c). Each Lender understands and agrees that the issuance of the Securities has not been registered under the

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Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of each Lender’s representations as expressed herein.
(ii)     Such Lender is purchasing the Securities solely for its own accounts and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. Notwithstanding the foregoing, if such Lender is purchasing the Securities as a fiduciary or agent for one or more investor accounts, such Lender has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. Such Lender has no present arrangement to sell the Securities to or through any person or entity. Such Lender understands that the Securities must be held indefinitely unless the Securities are resold pursuant to a registration statement under the Securities Act or an exemption from registration is available.
(iii)    Such Lender acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has knowledge and experience in finance, securities, taxation, investments and other business matters as to be capable of evaluating the merits and risks of investments of the kind described herein and contemplated hereby, and such Lender has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as has considered necessary to make an informed investment decision. Such Lender acknowledges that it is (i) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the exchange for and purchase of the Securities. Such Lender acknowledges that it is aware that there are substantial risks incident to the exchange for, and purchase and ownership of, the Securities, including those set forth in the DDH Holdings’ filings with the Securities and Exchange Commission (the “SEC”). Such Lender has analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for such Lender.
(iv)    Such Lender understands that nothing in the Preferred Equity Documents or any other materials presented by or on behalf of DDH Holdings to such Lender in connection with the exchange or purchase of the Securities constitutes legal, tax or investment advice. Such Lender has consulted such legal, tax and investment advisors as it, in such Lender’s sole discretion, has deemed necessary or appropriate in connection with its exchange for and purchase of the Securities.
(d)Each Lender acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and such Lender understands that the Securities have not been registered under the Securities Act, by reason of their issuance by DDH Holdings in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by such Lender unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. Each Lender understands that the exemptions from registration afforded by Rule 144 promulgated under the Securities Act depend on the satisfaction of

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various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to DDH Holdings which are outside of the Lenders’ control and which DDH Holdings may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. Each Lender acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Securities. Each Lender acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.
(e)Each Lender acknowledges and agrees that such Lender is purchasing the Securities directly from DDH Holdings. Such Lender became aware of this offering of the Securities directly from DDH Holdings as a result of a pre-existing, substantive relationship with DDH Holdings and/or its advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, Affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Securities were offered to such Lender solely by direct contact between such Lender and DDH Holdings and/or their respective representatives. Such Lender did not become aware of this offering of the Securities, nor were the Securities offered to such Lender, by any other means, and none of DDH Holdings and/or its representatives acted as investment advisor, broker or dealer to such Lender. Such Lender is not exchanging for or purchasing the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement, including any of the methods described in Section 502(c) of Regulation D under the Securities Act.
(f)In making its decision to exchange for and purchase the Securities, such Lender has relied solely upon independent investigation made by such Lender, upon the SEC Reports and upon the representations, warranties and covenants set forth herein. Such Lender acknowledges and agrees that such Lender has had the opportunity to ask such questions, receive such answers and obtain such information from DDH Holdings regarding DDH Holdings, its business and the terms and conditions of the offering of the Securities as such Lender has deemed necessary to make an investment decision with respect to the Securities and that such Lender has independently made its own analysis and decision to invest in DDH Holdings.
(g)Each Lender understands that any certificates or book entry notations evidencing the Securities may bear one or more legends in substantially the following form and substance:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) DIRECT DIGITAL HOLDINGS, INC. HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.”
(h)Each Lender’s residence (if an individual) or office (if an entity) is located at the address immediately below such Lender’s name on the pertinent signature page hereof, except as otherwise communicated in writing by such Lender to DDH Holdings.
(i)The Lenders acknowledge and agree that the shares of Series A Preferred Stock and any shares of Common Stock issued or issuable upon conversion thereof (and any securities issuable, directly or indirectly, upon conversion or exchange of any of the foregoing, if any) (collectively, “Securities”)

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may not be transferred or assigned, in whole or in part, (i) except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, upon reasonable request of DDH Holdings, the delivery of an investment representation letter and/or legal opinion reasonably satisfactory to DDH Holdings) and (ii) with respect to the Series A Preferred Stock, upon the prior written consent of DDH Holdings in its sole discretion, which shall not be unreasonably withheld, conditioned or delayed; provided, that a Lender may transfer or assign the Series A Preferred Stock to an Affiliate or Related Fund of Lafayette Square Loan Servicing, LLC without the consent of DDH Holdings by providing advance written notice of such transfer or assignment to DDH Holdings.
3.Subject to the provisions of this Section and to Section 2(i) above, a Lender may transfer all or part of its shares of Series A Preferred Stock and any shares of Common Stock issued or issuable upon conversion thereof (or any other Securities) to any transferee; provided, however, in connection with any such transfer, (i) such Lender will provide DDH Holdings with written notice of the number and the type of the Securities being transferred with the name, address and taxpayer identification number of the transferee and any other information reasonably requested by DDH Holdings, (ii) such Lender and such transferee must execute and deliver to DDH Holdings an assignment in a form reasonably acceptable to DDH Holdings, and (iii) such Lender will surrender the certificate(s) representing the Securities being so transferred to DDH Holdings for reissuance to such transferee (and such Lender if applicable); and provided, further, that any transferee and subsequent transferee shall agree in writing with DDH Holdings to be bound by all of the terms and conditions of this Section. DDH Holdings shall not be obligated to recognize any attempted sale, assignment, transfer, pledge or other disposition of all or any portion of the shares of Series A Preferred Stock, shares of Common Stock or any other Securities, or any beneficial interest therein, made other than in compliance with the terms and conditions of this Section.
4.Fees and Expenses; Interest.
(a)In consideration of the agreements set forth herein and in the Certificate of Designation, the Credit Parties hereby agree to pay to Agent an amendment fee in the amount of $3,500,000 (the “Ninth Amendment Fee”). The Ninth Amendment Fee shall be non-refundable when paid and shall be fully earned as of and due and payable on the Effective Date, provided that the Ninth Amendment Fee shall: (i) be added to the principal balance of the Term Loan on the Effective Date; (ii) be due and payable, together with all interest accrued thereon, in cash, upon the expiration of the Term (or sooner termination as provided in the Credit Agreement); and (iii) once added to the principal balance of the Term Loan as set forth in the preceding clause (i), bear interest at a fixed rate per annum equal to the Term Loan Rate (plus any applicable Default Rate).
(b)The Credit Parties hereby acknowledge and agree that the following interest, fees, costs and expenses are fully earned as of the Effective Date and shall be due and payable, along with all interest accrued thereon, on the earliest of (a) the date that the outstanding principal balance of the Term Loans have been paid in full, (b) the date of acceleration of all or any portion of the Term Loans pursuant to the terms of this Agreement, including without limitation, acceleration as a result of an Event of Default under to Section 10.7 or 10.8, and (c) January 15, 2026:
(i)Seventh Amendment Fee (as defined in the Seventh Amendment) in an amount equal to $85,906.00;
(ii)Seventh Amendment Closing Fee (as defined in the Seventh Amendment) in an amount equal to $1,000,000.00;
(iii)all fees owing to Agent and all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with the preparation, negotiation and execution of the Eighth Amendment and related documents in an amount equal to $15,000.00;

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(iv)all fees owing to Agent and all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with the preparation, negotiation and execution of the Ninth Agreement and related documents in an amount equal to $36,000.00; and
(v)Interest on Advances for the months ending July 31, 2025, August 31, and September 2025 in an aggregate amount equal to $736,207.31.
(vi)The Credit Parties hereby acknowledge and agree that the interest, fees, costs and expenses set forth in clauses (i) through (v) above shall accrue interest at a rate per annum equal to the Term Loan Rate applicable to the Term Loans (including any applicable Default Rate).
(vii)The failure of the Credit Parties to comply with this Section 3(b) shall constitute an immediate Event of Default under the Loan Agreement.
5.Amendments to Existing Loan Agreement.
(a)The Borrower, each Guarantor, Agent, and Lenders hereby agree that, upon the satisfaction or waiver of the conditions to effectiveness set forth in Section 8, the Loan Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ and ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text and double-underlined text) as set forth in the Loan Agreement attached as Annex A hereto.
(b)Exhibit C to the Credit Agreement (the Compliance Certificate) is amended and restated and attached hereto as Annex B.
6.Ratification. Except as expressly provided herein, each Credit Party hereby (a) ratifies the Obligations and each of the Loan Agreement and the Other Documents to which it is a party, and agrees and acknowledges that the Loan Agreement and each of the Other Documents to which it is a party shall continue in full force and effect after giving effect to this Agreement; (b) ratifies and confirms that the security instruments executed by each Credit Party, as amended hereby, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Loan Agreement and continue to secure the full payment and performance of the Obligations pursuant to their terms; (c) acknowledges the continuing existence and priority of the Liens granted, conveyed, and assigned to Agent for its benefit and for the ratable benefit of each Lender, under the security instruments; and (d) agrees that the Obligations include, without limitation, the Obligations (after giving effect to this Agreement). Except as expressly provided herein, nothing in this Agreement extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of Agent or Lenders created by or contained in any of such documents nor is any Credit Party released from any covenant, warranty or obligation created by or contained therein.
7.Representations and Warranties. Each Credit Party hereby represents and warrants to Agent that; (a) this Agreement has been duly authorized, executed, and delivered by each Credit Party; (b) no action of, or filing with, any Governmental Body is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each Credit Party of this Agreement; (c) the Loan Agreement and the Other Documents, as amended by this Agreement, are valid and binding upon each Credit Party and are enforceable against each such Credit Party, in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Credit Party of this Agreement does not require the consent of any other Person, except for any consent that has been duly obtained, and do not and will not constitute a violation of any laws, agreements, or understandings to which each such Credit Party is a party or by which each such Credit Party is bound; (e) after giving effect to this Agreement, all representations and warranties in the Loan Agreement and the Other Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and

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correct in all material respect as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement; and (f) after giving effect to this Agreement, no Default or Event of Default exists.
8.Release. In consideration of Agent and Lenders’ agreements herein, each Credit Party hereby (a) releases, acquits and forever discharges Agent, each Lender and each of their respective agents, employees, officers, directors, partners, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the “Released Parties”) from any and all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs and expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, that such Credit Party may have or claim to have now against any Released Party or which might arise out of or be connected with any act of commission or omission of any Released Party existing or occurring on or prior to the date of this Agreement, including, without limitation, any claims, liabilities or obligations relating to or arising out of or in connection with the Advances, the Loan Agreement or the Other Documents (including, without limitation, arising out of or in connection with the initiation, negotiation, closing or administration of the loan transactions contemplated thereby or related thereto), from the beginning of time until the execution and delivery of this release and the effectiveness of this Agreement (the “Released Claims”) and (b) agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Released Parties with respect to any and all Released Claims.
9.Conditions to Effectiveness. The transactions contemplated by this Agreement shall be deemed to be effective as of the Effective Date, when the following have been satisfied in a manner satisfactory to Agent:
(a)Agreement. Agent receives a fully executed copy of this Agreement.
(b)Certificate of Designation. Agent receives fully executed copies of the Certificate of Designation;
(c)Letter Agreement. Agent receives fully executed copies of that certain letter agreement regarding the exit fee due and payable in connection with redemption of the Series A Preferred Stock;
(d)Fees and Expenses. Agent receives all fees payable to Agent and Lenders on or prior to the Effective Date, including under Section 3 hereof;
(e)Representations and Warranties. All representations and warranties set forth in this Agreement are true and correct in all material respects as set forth in Section 6 above; and
(f)Certificates of each Credit Party. Agent receives certificate from the Secretary or Assistant Secretary of each Credit Party, in form and substance reasonably satisfactory to Agent: (i) attesting to the resolutions of such Credit Party’s Board of Directors or similar governing body authorizing its execution, delivery, and performance of this Agreement and the transactions contemplated hereby, and such other items and documents as Agent shall reasonably request, (ii) authorizing specific officers of such Credit Party to execute the same and (iii) attesting to the incumbency and signatures of such specific officers of such Credit Party.
10.Waiver. Subject to the terms and conditions set forth herein, Agent and the Lender party hereto hereby waive (i) the Existing Events of Default, (ii) the payment of interest at the Default Rate in connection with the Existing Events of Default, and (iii) any increase in the Applicable Margin in connection with the Existing Events of Default. The waiver pursuant to this Section 9 is limited to its express terms. The execution, delivery and effectiveness of the waiver set forth herein shall not operate as a waiver of any other right, power or remedy of the parties to the Loan Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. The execution, delivery and effectiveness of this waiver shall not imply in any manner that a similar waiver would be agreed to by Agent with respect to any future Default, Event of Default, breach or default under the Loan Agreement, and Agent expressly reserves the right to

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exercise all of its rights, powers, privileges and remedies authorized or permitted under the Loan Agreement or any Other Document, or available at law, equity or otherwise, in connection with any such future Default, Event of Default, breach or default. No consent described herein shall be construed as establishing a course of conduct on the part of Agent and Lenders upon which the Credit Parties may rely at any time in the future. Each Credit Party expressly waives any right to assert any claim to such effect at any time.
11.Counterparts. For the convenience of the parties, this Agreement may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Agreement.
12.References to the Loan Agreement. Upon the effectiveness of this Agreement, (a) each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement after giving effect to the Agreement set forth herein, and (b) each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement after giving effect to the Agreement set forth herein.
13.Effect. The Agreement is one of the Other Documents. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Loan Agreement, or (b) to prejudice any right or rights which Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any of the other documents referred to herein or therein.
14.ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.
15.Governing Law. This Agreement, and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the Effective Date.
BORROWER:
DIRECT DIGITAL HOLDINGS, LLC

By:
Name: Keith Smith
Title: President
GUARANTORS:
DIRECT DIGITAL HOLDINGS, INC.

By:
Name: Keith Smith
Title: President
COLOSSUS MEDIA, LLC

By:
Name: Keith Smith
Title: President
HUDDLED MASSES LLC

By:
Name: Keith Smith
Title: President
ORANGE142, LLC

By:
Name: Keith Smith
Title: President

Signature Page to
Ninth Amendment and Waiver to Term Loan and Security Agreement

AGENT:

LAFAYETTE SQUARE LOAN SERVICING, LLC
By:
Name: Philip Daniele
Title: Chief Risk Officer

Signature Page to
Ninth Amendment and Waiver to Term Loan and Security Agreement

LENDER:

LAFAYETTE SQUARE USA, INC., as a Lender and as sole Holder of shares of Series A Preferred Stock, solely with respect to Section 2(b) (Acknowledgement; Preferred Equity Conversion; Securities Law Matters)
By:
Name: Philip Daniele
Title: Chief Risk Officer

Address for Notices:

Signature Page to
Ninth Amendment and Waiver to Term Loan and Security Agreement

SCHEDULE 1
CONVERTED OBLIGATIONS

Term Loans and other Obligations	Expected Conversion
Term Loan	$6,675,922.51
Exit Fee (plus interest accrued thereon)	$3,324,077.49
Total	$10,000,000

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ANNEX A
[SEE ATTACHED]

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ANNEX B
[SEE ATTACHED]

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EXHIBIT C
Form of
COMPLIANCE CERTIFICATE

TO: LAFAYETTE SQUARE LOAN SERVICING, LLC (“LAFAYETTE SQUARE”)

    The undersigned, being, and in [his] [her] capacity as, [________________]1 of DIRECT DIGITAL HOLDINGS, LLC, a Texas limited liability company (“DDH”) certifies (in his/her official capacity) that on this [___] day of [________], 20[__], under the terms and conditions of the Term Loan and Security Agreement, dated as of December 3, 2021, among DDH (together with any Person joined as a party thereto as a “Borrower” in accordance with Section 6.12 thereof, and all of their respective permitted successors and assigns, the “Borrowers”), the Guarantors party thereto (together with the Borrowers, the “Credit Parties” and each a “Credit Party”), the financial institutions which are now or which hereafter become a party thereto as lenders (collectively, the “Lenders” and each individually a “Lender”) and Lafayette Square, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”) (as amended, amended and restated, supplemented and otherwise modified from time to time, the “Credit Agreement”; capitalized words used herein without definition shall have the meanings given thereto in the Credit Agreement):

(i)this certificate is delivered in connection with the [fiscal quarter][fiscal year] ending [_______________] (the “Reporting Period”);

(ii)attached hereto as Exhibit A are the financial statements and reports required to be delivered under Section [9.7 / 9.8] of the Credit Agreement with respect to the Reporting Period;

(iii)no Default or Event of Default exists, except as may be noted below2;

(iv)each of the representations and warranties made by any Borrower in the Credit Agreement and the Other Documents to which it is a party is true and correct in all material respects (unless already qualified by materiality in such specific provision) on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date;

(v)attached hereto as Exhibit B are calculations (including, without limitation, a reasonably detailed calculation of all add-backs and adjustments to Consolidated EBITDA used to calculate Consolidated EBITDA), which set forth the Credit Parties’ compliance with the requirements or restrictions imposed by Section 6.5 of the Credit Agreement;

1 Must be an Authorized Officer
2 If there is a Default or Event of Default, specifying its nature, when it occurred, whether it is continuing and the steps being taken by the applicable Credit Party with respect to such default
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(vi)[the annual financial statements attached hereto have been prepared in accordance with GAAP applied on a basis consistent with prior practices and in reasonable detail and reported upon without a going concern qualification or qualification as to scope (other than qualifications pertaining to periods not audited by the applicable auditors) by the Accountants]3 [the quarterly financial statements have been prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year-end adjustments that individually and in the aggregate are not material to the Credit Parties’ business operations]4 and present fairly the financial position of DDH and its Subsidiaries (or DDH Holdings and its Subsidiaries subsequent to a Qualified IPO) for the Reporting Period;

(vii)attached hereto as Exhibit C is the calculation of Excess Cash Flow for the Reporting Period;5 and

(viii)for the purpose of determining the Applicable Margin, attached hereto as Exhibit D is the calculation of the Consolidated Total Leverage Ratio for the trailing four quarter period ending on the last day of the Reporting Period.

Nothing herein limits or modifies any of the terms or provisions of the Credit Agreement.

Sincerely,

DIRECT DIGITAL HOLDINGS, LLC

By:
Name:
Title:

3 Include for annual audited financial statements
4 Include for quarterly statements
5 Include for annual audited financial statements for the first year ending December 31, 2021 and thereafter
159823.01008/155635125v.4

EXHIBIT A

Financial Statements and Reports

159823.01008/155635125v.4

EXHIBIT B

Financial Covenant Compliance

Compliance status is indicated by circling Yes/No under “Complies” column. Calculations demonstrating compliance are attached.

Financial Covenant/Other Covenant	Measurement Period	Required	Actual	Complies
Section 6.5(a) – Consolidated Total Leverage Ratio[6]	__________	≤____ to 1.00	____ to 1.00	Yes No
Section 6.5(b) – Consolidated Fixed Charge Coverage Ratio[7]	__________	≥ 1.50 to 1.00	____ to 1.00	Yes No
Section 6.5(c) – Minimum Unrestricted Cash[8]	__________	≥ $450,000.00	$____[9]	Yes No
Section 6.5(d) – Minimum Consolidated EBITDA[10]	__________	≥ $[ ]	$____	Yes No
Section 6.5(e) Minimum Sell-Side Revenue[11]	__________	≥ $[ ]	$____	Yes No

6 Applicable for fiscal quarters ending June 30, 2026 and thereafter
7 Applicable for fiscal quarters ending June 30, 2026 and thereafter
8 Applicable at all times
9 Lowest level of Unrestricted Cash during Measurement Period
10 Applicable for the four fiscal quarters periods ending September 30, 2025, December 31, 2025, and March 31, 2026
11 Applicable for fiscal quarters ending December 31, 2025 and thereafter
159823.01008/155635125v.4

EXHIBIT C

Calculation of Excess Cash Flow

159823.01008/155635125v.4

EXHIBIT D

Consolidated Total Leverage Ratio & Applicable Margin Level

Level is indicated by circling the appropriate level under the “Level” column. Calculations demonstrating the Consolidated Total Leverage Ratio are attached.12

Level	Consolidated Total Leverage Ratio	Applicable Margin
I	Less than or equal to 1.00 to 1.00	7.00%
II	Greater than 1.00 to 1.00 and less than or equal to 1.50 to 1.00	7.50%
III	Greater than 1.50 to 1.00 and less than or equal to 2.00 to 1.00	8.00%
IV	Greater than 2.00 to 1.00 and less than or equal to 2.50 to 1.00	8.50%
V	Greater than 2.50 to 1.00 and less than or equal to 3.00 to 1.00	9.00%
VI	Greater than 3.00 to 1.00 and less than or equal to 3.50 to 1.00	9.50%
VII	Greater than 3.50 to 1.00	10.00%

12 Applicable for fiscal quarters ending June 30, 2026 and thereafter.
159823.01008/155635125v.4